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                                  EXHIBIT 99.1

                                 REVOCABLE PROXY

                         THE FARWELL STATE SAVINGS BANK
                         SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ____________________ and ____________________, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of The Farwell State Savings Bank ("Farwell") that the undersigned is entitled to vote at Farwell's Special Meeting of Shareholders (the "Meeting"), to be held on _______________, 2006, at _____ a.m., local time, located at
________________________________________________, Farwell, Michigan, and any and
all adjournments and postponements thereof.

The undersigned acknowledges receipt from Farwell, prior to the execution of this proxy, of Notice of the Special Meeting and a Prospectus and Proxy Statement.

                 (Continued and to be signed on following page)


                                 Exhibit 99.1-1

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THE FARWELL STATE SAVINGS BANK

Approval of the Amended and Restated Agreement and Plan of Merger, dated as of May 2, 2006 (the "Merger Agreement"), among Farmers State Bank of Breckenridge, IBT Bancorp, Inc. and The Farwell State Savings Bank.

[ ] For   [ ] Against   [ ] Abstain

The Board of Directors recommends a vote "FOR" approval of the Agreement and Plan of Merger.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                         Dated:
                                                --------------------------------

                                         Print Name:
                                                     ---------------------------


                                         Signature:
                                                    ----------------------------

                                         Print Name:
                                                     ---------------------------


                                         Signature:
                                                    ----------------------------

                                         Please sign exactly as your name
                                         appears on this card. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title. If shares are held jointly,
                                         each holder should sign.

                                         YOUR VOTE IS IMPORTANT!

                                         PLEASE PROMPTLY COMPLETE, SIGN AND MAIL
                                         THIS PROXY IN THE ENCLOSED,
                                         POSTAGE-PAID ENVELOPE


                                 Exhibit 99.1-2